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                                                                    EXHIBIT 10.7

                    SECOND AMENDMENT TO THE GLOBALSTAR, L.P.
                           REVOLVING CREDIT AGREEMENT

         SECOND AMENDMENT, dated July 31, 1997 to the Revolving Credit Agreement, dated as of December 15, 1995, as amended on March 25, 1996 (as such agreement may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GLOBALSTAR, L.P., a Delaware limited partnership (the "Borrower"), the several financial institutions parties from time to time thereto (the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (the "Administrative Agent").

         WHEREAS, the Borrower, the Banks and the Administrative Agent hereby agree to amend the Credit Agreement as set forth below, such changes to be effective as of the date hereof:

         l. Amendment to Section 1.1. (a) The definition of "Additional Buildout Indebtedness" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

         "Additional Buildout Indebtedness": Indebtedness (including senior and subordinated debt securities and bank financing) of the Borrower or any of its Wholly-Owned Subsidiaries that is a Guarantor incurred or issued to finance the buildout of the Satellite Project and related costs which either (a) constitutes Gateway/Handset Vendor Financing or (b) satisfies the following criteria:

         (i) none of such Indebtedness will mature (by scheduled payment or mandatory payment or prepayment) prior to the Termination Date; and

         (ii) such Indebtedness bears interest at a market rate of interest.

         Additional Buildout Indebtedness shall not include the vendor financing permitted under Sections 6.2(f) and (g). The Borrower shall designate Indebtedness as Additional Buildout Indebtedness at the time it is created or incurred.

         (b) A new definition of "Gateway/Handset Vendor Financing" shall be added to Section 1.1:

         "Gateway/Handset Vendor Financing": Indebtedness of the Borrower or any of its Wholly-Owned Subsidiaries that is a Guarantor not to exceed $100,000,000 in principal amount at any
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time outstanding incurred for the purpose of financing the purchase of
Globalstar gateways and user terminals, including gateways and user terminals purchased for resale to service providers, provided that such Indebtedness shall not be secured by any assets of the Borrower or any of its Subsidiaries other than the gateways and user terminals so financed, the proceeds of such resales and the account (as long as such account shall not constitute or include a Partner Collateral Account) in which such proceeds are deposited.

         (c) Clause (ii) of the definition of "Release Date Conditions Precedent" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

         (ii)(A) the Obligations (and, if applicable, the obligations of a Subsidiary under any guarantee referred to in clause (B) below) are secured on at least a pari passu and equal and ratable basis by the collateral securing all outstanding Additional Buildout Indebtedness (other than Additional Buildout Indebtedness which constitutes Gateway/Handset Vendor Financing) and (B) insofar as any of such outstanding Additional Buildout Indebtedness is owed by or guaranteed by a Subsidiary of the Borrower, such Subsidiary has guaranteed payment of the Obligations, in all cases under the preceding clauses (A) and (B) on terms and conditions relating to such collateral and guarantees (including intercreditor arrangements) satisfactory to the Required Banks,

         2. Amendment to Section 3.19. The first sentence of Section 3.19 is hereby amended in its entirety as follows:

         "All Obligations (and, if applicable, the obligations of a Subsidiary under any guarantee referred to in the last sentence of this Section) are secured on at least a pari passu and equal and ratable basis by all collateral securing all outstanding Additional Buildout Indebtedness (other than Additional Buildout Indebtedness which constitutes Gateway/Handset Vendor Financing).

         3. Effectiveness. This Amendment shall become effective as of the date hereof when it is executed by each Bank and the Borrower and acknowledged by Lockheed Martin, the Subsidiary Guarantor and each other Partner Guarantor who has delivered a Partner Guarantee.


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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                        GLOBALSTAR, L.P.

                                        By: /s/ Joseph L. Veno
                                        ----------------------
                                        Name: Joseph L. Veno
                                        Title: Assistant Treasurer

                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Bank

                                        By: /s/ Richard C. Smith
                                        ------------------------
                                        Name: Richard C. Smith
                                        Title: Vice President

                                        Bank of America National Trust and
                                        Savings Association (successor by
                                        merger to

                                        BANK OF AMERICAN NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
                                        (AS SUCCESSOR BY MERGER TO
                                        BANK OF AMERICA ILLINOIS)

                                        By: /s/ Steve Aronowitz
                                        -----------------------
                                        Name: Steve Aronowitz
                                        Title: Managing Director

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                        By: /s/ Robert L. Barrett, Jr.
                                        ------------------------------
                                        Name: Robert L. Barrett, Jr.
                                        Title: Vice President

                                        THE BANK OF NEW YORK

                                        By: /s/ Kenneth P. Sneider, Jr.
                                        -------------------------------
                                        Name: Kenneth P. Sneider, Jr.
                                        Title: Vice President

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ J. Alan Edwards
                                        -----------------------
                                        Name: J. Alan Edwards
                                        Title: Authorized Signatory


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                                        BARCLAYS BANK PLC

                                        By: /s/ R. P. Smithies
                                        ----------------------
                                        Name: R. P. Smithies
                                        Title: Director

                                        BAYERISCHE LANDESBANK GIROZENTRALE

                                        By: /s/ Alexander Kohnert
                                        -------------------------
                                        Name: Alexander Kohnert
                                        Title: Vice President


                                        By: /s/ Peter Obermann
                                        ----------------------
                                        Name: Peter Obermann
                                        Title: Senior Vice Prsident,
                                        Manager Lending
                                        Division

                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ Richard L. Sted
                                        -----------------------
                                        Name: Richard L. Sted
                                        Title: Senior Vice President


                                        By: /s/ Richard Pace
                                        --------------------
                                        Name: Richard Pace
                                        Title: Vice President
                                        Corporate Banking Division


                                        CIBC INC.

                                        By: /s/ Leon C. Gradberg
                                        ------------------------
                                        Name: Leon C. Gradberg
                                        Title: Director, CIBC Wood
                                        Gundy Securities Corp.,
                                        as Agent

                                        CITICORP USA, INC.

                                        By: /s/ Walter L. Larsen
                                        ------------------------
                                        Name: Walter L. Larsen
                                        Title: Attorney-in-Fact

                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                        By: /s/ Vladimir Labun
                                        ----------------------
                                        Name: Vladimir Labun
                                        Title: Authorized Signature
                                        CREDIT LYONNAIS NEW YORK BRANCH


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                                        By: /s/ Vladimir Labun
                                        ----------------------
                                        Name: Vladimir Labun
                                        Title: First Vice President-
                                        Manager

                                        CREDIT SUISSE

                                        By: /s/ J. Howe
                                        ---------------
                                        Name: J. Howe
                                        Title: Director

                                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                        NEW YORK BRANCH

                                        By: /s/ Andreas Panteli
                                        -----------------------
                                        Name: Andreas Panteli
                                        Title: Vice President

                                        THE FUJI BANK, LIMITED
                                        New York Branch

                                        By: /s/ Toshiaki Yakura
                                        -----------------------
                                        Name: Toshiaki Yakura
                                        Title: Senior Vice President


                                        HYPOBANK, NEW YORK BRANCH


                                        By: /s/ Steve Atwell
                                        --------------------
                                        Name: Steve Atwell
                                        Title: Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED - NEW YORK BRANCH

                                        By: /s/ John V. Veltri
                                        ----------------------
                                        Name: John V. Veltri
                                        Title: Deputy General Manager

                                        LTCB TRUST COMPANY

                                        By: /s/ Shuichi Tajima
                                        ----------------------
                                        Name: Shuichi Tajima
                                        Title: Vice President

                                        MELLON BANK, N.A.

                                        By: /s/ David N. Smith
                                        ----------------------
                                        Name: David N. Smith
                                        Title: Vice President


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                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION

                                        By: /s/ Toshihiro Hayashi
                                        -------------------------
                                        Name: Toshihiro Hayashi
                                        Title: Senior Vice President

                                        NATIONAL CITY BANK

                                        By: /s/ Joseph D. Robison
                                        -------------------------
                                        Name: Joseph D. Robison
                                        Title: Vice President

                                        NATIONSBANK, N.A.

                                        By: /s/ Pamela S. Kurtzman
                                        --------------------------
                                        Name: Pamela S. Kurtzman
                                        Title: Vice President


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By: /s/ Steven J. McGherin
                                        --------------------------
                                        Name: Steven J. McGherin
                                        Title: Vice President

                                        ROYAL BANK OF CANADA

                                        By: /s/ Andrew Cozewith
                                        -----------------------
                                        Name: Andrew Cozewith
                                        Title: Manager

                                        ISTITUTO BANCARIO SAN PAOLO
                                        DI TORINO S.P.A.

                                        By: /s/ W. Jones/Alessandro Guzzo
                                        ---------------------------------
                                        Name: W. Jones/Alessandro Guzzo
                                        Title: V.P./V.P.

                                        THE SANWA BANK, LIMITED

                                        By: /s/ Dominic J. Sorresso
                                        ---------------------------
                                        Name: Dominic J. Sorresso
                                        Title: Vice President

                                        SOCIETE GENERALE

                                        By: /s/ Alan E. J. Zinser
                                        -------------------------
                                        Name: Alan E. J. Zinser
                                        Title: Vice President


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                                        THE SUMITOMO BANK, LIMITED

                                        By: /s/ Kozo Masaki
                                        -------------------
                                        Name: Kozo Masaki
                                        Title: General Manager

                                        TORONTO DOMINION (TEXAS), INC.

                                        By: /s/ M. Bandzierz
                                        --------------------
                                        Name: M. Bandzierz
                                        Title: Managing Director

                                        THE YASUDA TRUST & BANKING
                                        COMPANY, LIMITED

                                        By: /s/ Norio Niyashita
                                        -----------------------
                                        Name: Norio Niyashita
                                        Title: Deputy General Manager


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